UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05860

T. Rowe Price U.S. Treasury Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2013

Item 1. Report to Shareholders

U.S. Treasury Money Fund	November 30, 2013

The views and opinions in this report were current as of November 30, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

U.S. Treasuries fell over our reporting period as long-term interest rates surged amid investor expectations that the Federal Reserve was preparing to wind down its longstanding stimulus program. Although long-term rates retreated briefly in the fall when the Fed surprised markets by refraining from making any policy changes, they ended our reporting period sharply higher than their levels just six months ago. Short-term interest rates remained very low as the Fed kept the fed funds rate near 0% to bolster the economy. In this environment of rising long-term yields, the U.S. Treasury Money Fund posted a flat return, while the U.S. Treasury Intermediate and Long-Term Funds declined.

MARKET ENVIRONMENT

Our reporting period coincided with a dramatic reversal in bond market sentiment that began roughly six months ago. Earlier this year, stronger U.S. economic data fueled speculation that the Fed would start curtailing its monthly $85 billion asset purchase program implemented in 2012 to bring down unemployment. These expectations were cemented on May 22, when Fed Chairman Ben Bernanke said the central bank could start tapering its monthly asset purchases later this year if the economy was strong enough. The resulting “taper tantrum” caused long-term yields to rise sharply over the ensuing months as investors sold off longer-term bonds. Most fixed income sectors fell over the period, but longer-dated Treasuries—the centerpiece of the Fed’s asset purchase program—suffered the most.

The Fed surprised markets again at its September meeting when it decided to refrain from winding down purchases for the time being, citing ongoing weakness in the job market and the potential for more fiscal uncertainty. Indeed, a federal government shutdown and brinkmanship over raising the federal debt limit contributed to a drop in Treasury yields after the Fed’s September announcement. Still, yields on longer-dated Treasuries ended the period sharply higher from their levels six months ago. The yield on the 10-year Treasury note—a benchmark for long-term borrowing costs—surged from 2.13% at the end of May to 2.75% at the end of November, after briefly touching 3% for the first time in two years in September. Meanwhile, short-term rates remained very low, reflecting the Fed’s pledge to keep short-term rates low until the job market improves and inflation begins to pick up. (Please see the sidebar entitled “What Rising Rates Mean for Bonds” on page 7).

The U.S. economy continued its modest recovery over our reporting period. Third-quarter gross domestic product (GDP) rose at a revised annualized 3.6% rate, stronger than the previous quarter’s 2.5% pace; however, growth was driven by a buildup in business inventories, which will likely curb expansion in this year’s final quarter. The jobless rate fell from 7.6% in June to 7.0% in November, its lowest level since 2008. Unfortunately, much of the declines have resulted from people leaving the labor force, and the number of long-term unemployed workers remains stubbornly high. On the bright side, the housing market continued its solid recovery. T. Rowe Price economists forecast economic growth in the fourth quarter will slow to less than 2% due to the government shutdown in October and other factors. Next year, we project faster economic growth as fiscal headwinds abate, consumer and business spending picks up, and the job market strengthens. Our current forecast calls for GDP growth to exceed this year’s 2.1% estimated pace, but our outlook is tempered by a possible setback in the housing recovery due to higher mortgage rates and ongoing fiscal policy uncertainty in Washington.

PORTFOLIO REVIEW

U.S. Treasury Money Fund

Your fund returned 0.01% for the six months ended November 30, 2013, roughly the same as its benchmark, the Lipper U.S. Treasury Money Market Funds Index. T. Rowe Price has voluntarily waived all or a portion of the management fee it is entitled to receive from the fund in an effort to maintain a 0% or positive net yield for the fund.

Our reporting period was marked by renewed political uncertainty resulting from lawmakers’ continued inability to resolve budget and debt ceiling issues. This fall’s impasse was similar to the events of the summer of 2011 when lawmakers engaged in a partisan debate over raising the federal debt ceiling, but some of the price volatility was more pronounced this time. As the U.S. government veered closer to the possibility of default in October, prices of soon-to-be maturing Treasury bills dropped considerably. After last-hour negotiations produced a deal delaying the time line for resolving budget and debt ceiling issues until early next year, however, the market for Treasury bills returned to normal. Still, this disquieting episode has left the market on guard for a subsequent replay of events in 2014.

Aside from the aforementioned temporary sell-off in Treasury bills, low rates prevailed over the period. The rate of decline in T-bill supply has slowed somewhat over the last six months, and rates have stabilized. Demand swings continue to heavily influence bill rates. Three-month T-bills have traded in a range from 0.00% to 0.10%. One-year T-bills began the period trading at 0.11% and ended at 0.12%, though rates dipped as low as 0.09%. This very flat yield curve, with little difference between three-month and one-year yields, has become the “new normal” for money markets in recent years as strong demand outpaces supply.

Repurchase agreements, which represent a very high-quality and liquid short-term investment, continue to play an important role in the fund. Rates for these secured investments have averaged around 0.08% but are prone to swings in either direction as supply varies from day to day. We expect that the supply of repurchase agreements will decline over the long term as regulatory pressures make this trade increasingly less attractive to bank counterparties.

With little change to our interest rate forecast, our investment strategy is unchanged. We are keeping the fund’s weighted average maturity longer than the competitive average, as we expect this low-rate environment will prevail well through 2015. As always, our focus remains on principal stability and liquidity, particularly given the low interest rate environment.

U.S. Treasury Intermediate Fund

Your fund returned -1.29% for the six months ended November 30, 2013, slightly lagging its performance benchmark, the Barclays U.S. 4–10 Year Treasury Bond Index, but well ahead of its Lipper peer group average. Treasuries fell over the period as yields rose in anticipation of a change in the Fed’s asset purchase program.

The U.S. Treasury Intermediate Fund invests at least 80% of its assets in Treasury securities but also in non-benchmark securities backed by the U.S. government, including Treasury inflation protected securities (TIPS) and Ginnie Mae mortgage-backed securities (MBS), for diversification and added yield. The fund’s exposure to TIPS detracted from relative returns. TIPS, which are designed to protect investors from inflation, performed poorly as a muted inflation outlook reduced their appeal. TIPS generated negative returns over the past six months amid an increase in real (inflation-adjusted) interest rates, lower demand for assets providing inflation protection, and weaker-than-expected inflation readings. On the other hand, our allocation to agency MBS helped our performance versus the benchmark. MBS fared better than other fixed income sectors amid steady demand resulting from the Fed’s monthly asset purchases and reduced supply as rising mortgage rates curbed origination activity. Although MBS tumbled in May and June after the Fed telegraphed its intention to start tapering later this year, they soon recovered and outperformed Treasuries of similar maturity for the period.

We trimmed our Ginnie Mae holdings in September to take advantage of a rally after the Fed announced that it would keep its asset purchase program in place. However, we continue to maintain modest allocations to TIPS and agency MBS. Our MBS holdings have the benefit of providing added yield over Treasuries, decent liquidity, and diversification for the fund, while our TIPS allocation provides some inflation protection for our Treasury holdings.

The fund’s duration—which measures the sensitivity of a bond’s price to changes in interest rates—was short relative to the benchmark over the period. We maintained this duration posture to limit the hurtful impact of future interest rate increases. While we have some flexibility to manage interest rate risk by keeping the fund’s average duration shorter than that of its benchmark, rising rates generally result in principal declines for bonds. We would like to remind investors that our mandated focus on intermediate-term securities puts the fund at risk of generating negative total returns should interest rates markedly rise. Additionally, we do not typically make large duration bets because of the challenges of predicting the timing of interest rate moves.

What Rising Rates Mean for Bonds

After benefiting from a prolonged period of falling interest rates, many bond investors are concerned that a new era of rising rates is at hand. Whether this is so is far from certain—rates have risen off record lows but may remain below long-term averages for some time to come. Nevertheless, investors should be aware of the risks of investing in bonds, including the risk that interest rates will increase and weigh on bond prices.

Importantly, investors also need to understand that not all bonds or bond funds respond uniformly in such an environment. In particular, the duration of a bond or bond fund, which is tied in part to its maturity, provides important clues about how the asset will perform when rates change. Also, some bond sectors and bonds of varying quality are better insulated from rate changes and may even perform well as rates rise.

A bond fund's weighted average effective duration (shown in the Portfolio Characteristics table) is the most precise indicator of how the fund will respond to rising rates. If a bond fund has a duration of 5.3 years, for example, the fund's net asset value (NAV) would be expected to fall about 5.3% in value for every 1% rise in rates. Even this is only part of the picture, however—rising rates will also generally mean higher dividends per share as the fund invests in new, higher-yielding bonds. As a result, the fund's total return (change in NAV plus dividend income) is unlikely to fall as steeply as the duration indicates.

Generally, bond funds with a shorter weighted average maturity—in other words, those with holdings that come due sooner—have lower durations and should fare better than funds with longer average maturities when rates rise. This is because investors in the bonds will not be locked into lower yields, or coupon payments, for long. When shareholders are returned their principal, they can reinvest at a higher yield. Indeed, for investors in a bond fund with a low duration and weighted average maturity, higher rates can mean an increase in income potential.

Some bond sectors (broken out in the Security Diversification table) offer an added degree of protection from rising rates. Floating rate bonds invest in bank loans where the interest rate on the loan is periodically reset, meaning that investors face very little interest rate risk. However, the bank debt usually has a credit profile that is below investment quality, which means these bonds have greater exposure to default risk. Mortgage-backed securities typically fare better than other bonds of similar maturity when rates rise modestly, as fewer homeowners will refinance and pay off their loans early. The government has lately taken steps to encourage refinancing, however, which may cause some borrowers to pay off their loans even as rates rise.

In addition, lower-quality bonds with a price that is highly sensitive to the issuer's credit rating (shown in the Quality Diversification table) may perform better as rates increase. Rising rates often accompany a strengthening economy, which can lead to credit upgrades for lower-rated issuers. Also, the higher yields offered by lower-quality bonds provide an additional cushion to total return if bond prices fall as interest rates increase. However, lower-quality bonds are generally exposed to greater credit risk than other bonds because the securities carry a higher risk of default.

U.S. Treasury Long-Term Fund

Your fund returned -6.72% for the six months ended November 30, 2013, underperforming its benchmark, the Barclays U.S. Long Treasury Bond Index, and its Lipper peer group average.

Similar to intermediate-term Treasuries, long-dated Treasuries fell as expectations of a winding down in the Fed’s asset purchases caused long-term interest rates to rise sharply over our reporting period. Because prices of long-term Treasuries are more sensitive to rising rates than shorter-dated Treasuries, they fell more as yields rose. The yield on the 30-year Treasury bond rose 53 basis points over the past six months to 3.81% at the end of November, while the yield on the benchmark 10-year Treasury rose 62 basis points over the same period.

As with the U.S. Treasury Intermediate Fund, our out-of-benchmark exposure to TIPS detracted from relative returns as real interest rates increased and monthly inflation data remained subdued. Similarly, the fund’s allocation to MBS lifted relative returns. Positioning changes largely mirrored those in the U.S. Treasury Intermediate Fund. We have maintained modest out-of-benchmark allocations to TIPS for diversification and inflation protection and to agency MBS for their added yield over Treasuries. Similar to the U.S. Treasury Intermediate Fund, we maintained a shorter duration compared with the benchmark.

Treasury bonds have proven to be an effective hedge against market turmoil, but their long-term nature and historically low yields have subjected holders to greater interest rate risk in recent years. As with the U.S. Treasury Intermediate Fund, we have some leeway to manage interest rate risk by adjusting the fund’s duration; however, our mandate of investing in long-dated Treasuries puts the fund at risk of generating negative returns in the event of rising interest rates.

OUTLOOK

Longer-term Treasuries have produced outstanding returns in the past few years, but we expect challenges as the U.S. recovery picks up and interest rates move higher. After the end of our reporting period, the Fed indicated that it would begin to gradually reduce its monthly asset purchases beginning in January 2014.

Importantly, the Fed signaled that it would keep short-term rates very low long after it starts tapering its asset purchases. Based on the Fed’s timetable and assuming the recovery stays on track, our economists anticipate the Fed will end its asset purchases in late October 2014 and start increasing the fed funds rate in mid-2015.

As of this writing, credit markets seem to have grown accustomed to the prospect of higher yields, and we do not anticipate the same degree of rate volatility that occurred in May and June. Our relatively sanguine near-term interest rate outlook reflects the Fed’s recent efforts to distinguish between tapering and outright monetary tightening through increasing the fed funds rate. We expect the Fed’s interest rate guidance will be more transparent once Fed Vice Chair Janet Yellen becomes the next central bank chief after Bernanke’s term ends on January 31, 2014. Assuming the Fed’s messaging stays consistent, we anticipate rates in shorter maturities will remain relatively unchanged in the near term, while yields on intermediate- to longer-dated maturities will remain biased to the upside as the economy strengthens—particularly if the fiscal headwinds that restrained growth in 2013 abate and economic data stay firm.

A rising rate environment is not favorable for bond prices. However, we would like to remind shareholders that bonds should continue to have a place in most investors’ portfolios. Bonds generate income on a regular basis that can offset losses, increase positive returns, and help diversify the risks of an equity portfolio. Bonds tend to be less volatile than stocks and, therefore, should become a larger allocation in the portfolio of an investor who is approaching a long-term financial goal, such as retirement. Finally, we would emphasize that bonds vary in terms of maturity, coupon rate, and credit quality, so not all securities respond to interest rate changes in the same way.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
U.S. Treasury Money Fund

Brian J. Brennan
Chairman of the Investment Advisory Committee
U.S. Treasury Intermediate Fund and U.S. Treasury Long-Term Fund

December 18, 2013

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing each fund’s investment program.

RISKS OF INVESTING IN FIXED INCOME SECURITIES

Funds that invest in fixed income securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades and defaults on scheduled interest and principal payments, but these are highly unlikely for securities backed by the full faith and credit of the U.S. government. MBS are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the fund’s sensitivity to rising interest rates and its potential for price declines.

RISKS OF INVESTING IN MONEY MARKET SECURITIES

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded—which are highly unlikely for securities backed by the full faith and credit of the U.S. government—or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

GLOSSARY

Barclays U.S. Long Treasury Bond Index: An index that includes all Treasuries in the Barclays U.S. Aggregate Index that mature in 10 years or more.

Barclays U.S. Treasury 4–10 Year Index: An index that includes all Treasuries in the Barclays U.S. Aggregate Index that mature in four to 10 years.

Basis point: One one-hundredth of a percentage point, or 0.01%.

Consumer price index: A measure of the average price of consumer goods and services purchased by households.

Duration: A measure of a bond or bond fund’s sensitivity to changes in interest rates. For example, a fund with a five-year duration would fall about 5% in response to a one percentage-point rise in interest rates, and vice versa.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Gross domestic product: Total market value of all goods and services produced in a country in a given year.

Inflation: A sustained increase in prices throughout the economy.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Repurchase agreement (repo): A form of short-term borrowing using collateral in which a bank or broker-dealer sells government securities to another party, such as the Federal Reserve, and commits to buy them back at a fixed price on a future date, usually within a week.

SEC yield (7-day unsubsidized simple): A method of calculating a money fund’s yield by annualizing the fund’s net investment income for the last seven days of each period divided by the fund’s net asset value at the end of the period. Yield will vary and is not guaranteed.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Treasury inflation protected securities (TIPS): Income-generating bonds that are issued by the federal government and whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. Weighted average life: A measure of a fund’s credit quality risk. In general, the longer the average life, the greater the fund’s credit quality risk. The average life is the dollar-weighted average maturity of a portfolio’s individual securities without taking into account interest rate readjustment dates. Money funds must maintain a weighted average life of less than 120 days.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed income portfolio is to study the trends reflected by yield curves.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	6 Months Ended 11/30/13	Year Ended 5/31/13	5/31/12	5/31/11	5/31/10	5/31/09
NET ASSET VALUE						
Beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Investment activities						
Net investment income[1]	–[2][3]	–[2][3]	–[2][3]	–[2][3]	–[2][3]	0.01
Net realized and unrealized gain	–[2]	–[2]	–[2]	–[2]	–[2]	–[2]
Total from investment activities	–[2]	–[2]	–[2]	–[2]	–[2]	0.01
Distributions						
Net investment income	–[2]	–[2]	–[2]	–[2]	–[2]	(0.01)
NET ASSET VALUE **End of Period**	**$ 1.00**	**$ 1.00**	**$ 1.00**	**$ 1.00**	**$ 1.00**	**$ 1.00**

Ratios/Supplemental Data

Total return[4]	**0.01%**[3]	**0.01%**[3]	**0.01%**[3]	**0.01%**[3]	**0.00%**[3]	**0.67%**
Ratio of total expenses to average net assets	0.06%[3][5]	0.14%[3]	0.13%[3]	0.18%[3]	0.25%[3]	0.48%
Ratio of net investment income to average net assets	0.01%[3][5]	0.01%[3]	0.01%[3]	0.01%[3]	0.00%[3]	0.57%
Net assets, end of period (in millions)	$ 2,006	$ 1,930	$ 1,864	$ 1,783	$ 1,872	$ 2,137

(1) Per share amounts calculated using average shares outstanding method.

(2) Amounts round to less than $0.01 per share.

(3) Includes the effect of voluntary management fee waivers of 0.38%, 0.29%, 0.31%, 0.27% and 0.20% of average net assets for the six months ended 11/30/13 and the years ended 5/31/13, 5/31/12, 5/31/11 and 5/31/10, respectively (see Note 5).

(4) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(5) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

	$ Par	Value
TREASURY DEBT 64.2%		
U.S. Treasury Bills, 0.01%, 1/2/14	91,700	91,699
U.S. Treasury Bills, 0.025%, 1/16/14	18,000	18,000
U.S. Treasury Bills, 0.027%, 12/26/13	3,452	3,452
U.S. Treasury Bills, 0.028%, 1/9/14	67,000	66,998
U.S. Treasury Bills, 0.033%, 1/23/14	78,950	78,946
U.S. Treasury Bills, 0.036%, 12/5/13	51,440	51,440
U.S. Treasury Bills, 0.048%, 12/19/13	8,529	8,529
U.S. Treasury Bills, 0.048%, 2/6/14	25,000	24,998
U.S. Treasury Bills, 0.068%, 2/27/14	93,088	93,071
U.S. Treasury Bills, 0.073%, 2/13/14	81,400	81,388
U.S. Treasury Bills, 0.08%, 2/20/14	70,000	69,987
U.S. Treasury Notes, 0.25%, 1/31/14	104,445	104,476
U.S. Treasury Notes, 0.25%, 2/28/14	22,540	22,546
U.S. Treasury Notes, 0.625%, 7/15/14	50,184	50,331
U.S. Treasury Notes, 1.00%, 1/15/14	44,900	44,950
U.S. Treasury Notes, 1.25%, 2/15/14	137,750	138,087
U.S. Treasury Notes, 1.25%, 4/15/14	6,704	6,731
U.S. Treasury Notes, 1.875%, 2/28/14	179,000	179,784
U.S. Treasury Notes, 1.875%, 4/30/14	41,000	41,292
U.S. Treasury Notes, 4.00%, 2/15/14	18,500	18,647
U.S. Treasury Notes, 4.25%, 8/15/14	18,400	18,934
U.S. Treasury Notes, 4.75%, 5/15/14	70,801	72,297
Total Treasury Debt (Cost $1,286,583)		1,286,583
TREASURY REPURCHASE AGREEMENTS 34.6% (1)		
Bank of America Securities, Tri-Party, Dated 11/26/13, 0.05% Delivery Value of $30,000,292 on 12/3/13, Collateralized by U.S. Government securities, 0.375% - 8.00%, 8/31/15 - 11/15/21 valued at $30,600,016	30,000	30,000

Barclays Capital, Tri-Party, Dated 11/27/13, 0.06%, Delivery Value of $73,000,852 on 12/4/13, Collateralized by U.S. Government securities, 0.125% - 2.75%, 12/31/13 - 8/15/21 valued at $74,460,081	73,000	73,000
BNP Paribas Securities, Tri-Party, Dated 11/29/13, 0.06% Delivery Value of $72,000,360 on 12/2/13, Collateralized by U.S. Government securities, 3.50% - 3.625%, 5/15/20 - 2/15/21, valued at $73,440,102	72,000	72,000
Citigroup Global Markets, Tri-Party, Dated 11/26/13, 0.05% Delivery Value of $75,000,729 on 12/3/13, Collateralized by U.S. Government securities, 0.00% - 4.50%, 4/15/14 - 8/15/21, valued at $76,500,065	75,000	75,000
Credit Suisse First Boston, Tri-Party, Dated 11/27/13, 0.05% Delivery Value of $40,000,389 on 12/4/13, Collateralized by U.S. Government securities, 3.125%, 5/15/21, valued at $40,800,148	40,000	40,000
Deutsche Bank Securities, Tri-Party, Dated 11/27/13, 0.05% Delivery Value of $46,000,447 on 12/4/13, Collateralized by U.S. Government securities, 0.375% - 8.75%, 1/15/19 - 2/15/43 valued at $46,920,057	46,000	46,000
Goldman Sachs, Tri-Party, Dated 11/27/13, 0.05%, Delivery Value of $46,000,447 on 12/4/13, Collateralized by U.S. Government securities, 0.125% - 4.375%, 8/15/15 - 5/15/40 valued at $46,920,069	46,000	46,000
HSBC Securities USA, Tri-Party, Dated 11/26/13, 0.05% Delivery Value of $30,000,292 on 12/3/13, Collateralized by U.S. Government securities, 1.125%, 1/15/21, valued at $30,605,402	30,000	30,000
HSBC Securities USA, Tri-Party, Dated 11/27/13, 0.06% Delivery Value of $40,000,467 on 12/4/13, Collateralized by U.S. Government securities, 1.125% - 2.125%, 1/15/19 - 1/15/21 valued at $40,803,270	40,000	40,000
HSBC Securities USA, Tri-Party, Dated 11/29/13, 0.07% Delivery Value of $36,000,210 on 12/2/13, Collateralized by U.S. Government securities, 4.25% - 4.375%, 11/15/39 - 11/15/40 valued at $36,724,560	36,000	36,000
JPMorgan Securities, Tri-Party, Dated 11/27/13, 0.06% Delivery Value of $13,000,152 on 12/4/13, Collateralized by U.S. Government securities, 2.00%, 7/15/14, valued at $13,261,889	13,000	13,000

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price U.S. Treasury Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The U.S. Treasury Money Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on June 28, 1982. The fund seeks maximum preservation of capital and liquidity and, consistent with these goals, the highest possible current income.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly.

New Accounting Guidance On June 1, 2013, the fund adopted new accounting guidance, issued by the Financial Accounting Standards Board, that requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. Adoption had no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value per share (NAV) is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values. For example, securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

In accordance with Rule 2a-7 under the 1940 Act, the fund values its securities at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. On November 30, 2013, all of the fund’s financial instruments were classified as Level 2 in the fair value hierarchy.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Repurchase Agreements The fund engages in repurchase agreements, pursuant to which it pays cash to and receives securities from a counterparty that agrees to “repurchase” the securities at a specified time, typically within seven business days, for a specified price. All repurchase agreements are fully collateralized by U.S. government or related agency securities, which are held by the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains.

At November 30, 2013, the cost of investments for federal income tax purposes was $1,980,583,000.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee is determined by applying a group fee rate to the fund’s average daily net assets. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. At November 30, 2013, the effective annual group fee rate was 0.30%.

Price Associates may voluntarily waive all or a portion of its management fee and reimburse operating expenses to the extent necessary for the fund to maintain a zero or positive net yield (voluntary waiver). Any amounts waived or reimbursed under this voluntary agreement are not subject to repayment by the fund. Price Associates may amend or terminate this voluntary arrangement at any time without prior notice. For the six months ended November 30, 2013, management fees waived and operating expenses reimbursed totaled $3,825,000.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended November 30, 2013, expenses incurred pursuant to these service agreements were $45,000 for Price Associates; $511,000 for T. Rowe Price Services, Inc.; and $152,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended November 30, 2013, the fund was charged $36,000 for shareholder servicing costs related to the college savings plans, of which $31,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At November 30, 2013, approximately 2% of the outstanding shares of the fund were held by college savings plans.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price U.S. Treasury Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date January 21, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date January 21, 2014

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date January 21, 2014